SUPPLEMENT TO:

CALVERT SOCIALLY RESPONSIBLE FUNDS PROSPECTUS
and CLASS I (INSTITUTIONAL) SHARES PROSPECTUS

Calvert Social Investment Fund (CSIF) Balanced Portfolio
CSIF Equity Portfolio
Calvert Capital Accumulation Fund
Calvert World Values Fund (CWVF) International Equity Fund
Prospectus dated: February 1, 2005

Date of this Supplement: July 14, 2005

The following supplements the information in the above prospectuses under the Section "Special Equities":

Pursuant to approval by the Board of Trustees/Directors of each Fund, the Special Equities Committee of each Fund has retained Stephen Moody as a consultant to administer the Special Equities Program.

Supp. No. #05-00_